EX-99.906CERT

                                   EXHIBIT (b)


Rule 30a-2(b) CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code): Each of the undersigned officers of WisdomTree Trust (the Trust), do hereby certify, to such officer's knowledge, that:

      (1) the Trust's report on Form N-CSR for the period ended March 31, 2007 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: May 30, 2007

         /s/ Jonathan L. Steinberg
         -------------------------
Name:   Jonathan L. Steinberg

Title:  President



Dated:  May 30, 2007

        /s/ Marc J. Ruskin
        --------------------------
Name:   Marc J. Ruskin

Title:  Treasurer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.